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                                                                   Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, John T. Dillon, Chairman and Chief Executive Officer, state and attest that, to the best of my knowledge,

      1) The Annual Report on Form 10-K of International Paper Company for the Fiscal Year Ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and

      2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of International Paper Company.




                               By: /s/      John T. Dillon
                                   --------------------------------------
                                   John T. Dillon
                                   Chairman and Chief Executive Officer
                                   February 28, 2003


Subscribed and sworn to
before me this 28th day of
February 2003.


/s/   Carol M. Samalin
------------------------------
Notary Public
State of Connecticut
My commission expires July 31, 2006